EXHIBIT 99.2
                                  ------------

                                The Confirmation

BEAR STEARNS
                                           BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                             383 MADISON AVENUE
                                                       NEW YORK, NEW YORK 10179
                                                                   212-272-4009



DATE:                      October 30, 2006

TO: The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17

ATTENTION:                 Matthew J. Sabino
TELEPHONE:                 212-815-6093
FACSIMILE:                 212-815-3986

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:          FXNEC8770

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17 ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the pooling and servicing agreement dated as of October 1, 2006 (the "Pooling and Servicing Agreement") among CWMBS, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park

Reference Number: FXNEC8770
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17
October 30, 2006
Page 2 of 16

     Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:               Rate Cap

     Notional Amount:                   With respect to any Calculation Period,
                                        the amount set forth for such period in
                                        the Schedule of Notional Amounts
                                        attached hereto.

     Trade Date:                        October 4, 2006

     Effective Date:                    October 30, 2006

     Termination Date:                  June 25, 2011



     Fixed Amount (Premium):

            Fixed Rate Payer:           Counterparty; provided, however, that
                                        payment of the Fixed Amount to BSFP has
                                        been made on behalf of Counterparty by
                                        HSBC Securities (USA) Inc.

            Fixed Rate Payer
            Payment Date:               October 30, 2006

            Fixed Amount:               USD 565,000



     Floating Amounts:

            Floating Rate Payer:        BSFP

            Cap Rate:                   5.45000%

            Floating Rate Payer
            Period End Dates:           The 25th calendar day of each month
                                        during the Term of this Transaction,
                                        commencing November 25, 2006 and ending
                                        on the Termination Date, with No
                                        Adjustment.

Reference Number: FXNEC8770
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17
October 30, 2006
Page 3 of 16

            Floating Rate Payer
            Payment Dates:              Early Payment shall be applicable. The
                                        Floating Rate Payer Payment Dates shall
                                        be one Business Day preceding each
                                        Floating Rate Payer Period End Date.

            Floating Rate Option:       USD-LIBOR-BBA; provided, however, that
                                        if the Floating Rate determined from
                                        such Floating Rate Option for any
                                        Calculation Period is greater than
                                        8.95000% then the Floating Rate for such Calculation Period shall be deemed equal to 8.95000%.

            Designated Maturity:        One month

            Floating Rate Day
            Count Fraction:             30/360

            Reset Dates:                The first day of each Calculation
                                        Period.

            Compounding:                Inapplicable

     Business Days for payments:        New York

     Business Day Convention:           Following

3.   Additional Provisions:             Each party hereto is hereby advised and
                                        acknowledges that the other party has
                                        engaged in (or refrained from engaging
                                        in) substantial financial transactions
                                        and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

Reference Number: FXNEC8770
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17
October 30, 2006
Page 4 of 16

2)   Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

     (i) Market Quotation will apply.

     (ii) The Second Method will apply.

(g)  "Termination Currency" means United States Dollars.

3)   Tax Representations. Not applicable

Reference Number: FXNEC8770
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17
October 30, 2006
Page 5 of 16

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)  Tax forms, documents, or certificates to be delivered are:

Party required to deliver   Form/Document/             Date by which to
document                    Certificate                be delivered

BSFP and                    Any document required or   Promptly after the
the Counterparty            reasonably requested to    earlier of (i) reasonable
                            allow the other party to   demand by either party or
                            make payments under this   (ii) learning that such
                            Agreement without any      form or document is
                            deduction or withholding   required
                            for or on the account of
                            any Tax or with such
                            deduction or withholding
                            at a reduced rate


(2) Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation
BSFP and                 Any documents required by       Upon the execution and        Yes
                         the                             delivery of this

Reference Number: FXNEC8770
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17
October 30, 2006
Page 6 of 16

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation
the Counterparty         receiving party to              Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement.

6) Miscellaneous. Miscellaneous

Reference Number: FXNEC8770
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17
October 30, 2006
Page 7 of 16

(a) Address for Notices: For the purposes of Section 12(a) of of the ISDA Form Master Agreement:

     Address for notices or communications to BSFP:

            Address:    383 Madison Avenue, New York, New York  10179
            Attention:  DPC Manager
            Facsimile:  (212) 272-5823

     with a copy to:

            Address:    One Metrotech Center North, Brooklyn, New York 11201
            Attention:  Derivative Operations - 7th Floor
            Facsimile:  (212) 272-1634

            (For all purposes)


     Address for notices or communications to the Counterparty:

            Address:   The Bank of New York
                       101 Barclay Street-4W
                       New York, New York 10286
            Attention: Corporate Trust MBS Administration, CWMBS, Series 2006-17
            Facsimile: 212-815-3986
            Phone:     212-815-6093

            (For all purposes)

Reference Number: FXNEC8770
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17
October 30, 2006
Page 8 of 16

(b)  Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
     Agreement:

                  BSFP appoints as its
                  Process Agent:            Not Applicable

                  The Counterparty appoints as its
                  Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)  Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master
     Agreement:

     BSFP is not a Multibranch Party.

     The Counterparty is not a Multibranch Party.

(e) Calculation Agent. BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)  Credit Support Document. Not applicable for either BSFP or the
     Counterparty.

(g)  Credit Support Provider.

     BSFP: Not Applicable

     The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this

Reference Number: FXNEC8770
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17
October 30, 2006
Page 9 of 16

Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. Notwithstanding any provision of this agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n) Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York ("BONY"), not individually or personally but solely as the trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17 (the "Trust") in the exercise of the powers and authority conferred and vested in it, (b) BONY is entering into this Agreement solely in its capacity as trustee of the Supplemental Interest Trust and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall the BONY (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Reference Number: FXNEC8770
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17
October 30, 2006
Page 10 of 16

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

     "(g) Relationship Between Parties.

                           Each party represents to the other party on each date when it enters into a Transaction that:--

         (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

         (2) Evaluation and Understanding.

         (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

         (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

         (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

         (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

         (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."


9) Additional Termination Event. If a Rating Agency Downgrade has occurred and BSFP has not, within the time period specified therein, complied with paragraph 10 below, as applicable, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

10) Rating Agency Downgrade.

(a) If BSFP fails to satisfy the Required Ratings (a "Ratings Event"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either

Reference Number: FXNEC8770
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17
October 30, 2006
Page 11 of 16


         (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

         (ii) deliver collateral, and an executed ISDA Credit Support Annex;

         (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

         (iv) take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iv) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "Replacement Event"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either:

         (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

         (ii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

         (iii) take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.


As used herein,

"Moody's" means Moody's Investors Service, Inc.

"Rating Agency" means, each of S&P and Moody's

"Rating Agency Condition" means with respect to any proposed act or omission to act hereunder, a condition that is satisfied if each Rating Agency then providing a rating of the Class A-8 Certificates confirms in writing that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Class A-8 Certificates.

Reference Number: FXNEC8770
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17
October 30, 2006
Page 12 of 16

"Replacement Ratings" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P or "A3" by Moody's.

"Required Ratings" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.

11) Regulation AB Compliance. BSFP and Counterparty agree that the terms of the
Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

         NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Reference Number: FXNEC8770
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17
October 30, 2006
Page 13 of 16



7.   Account Details and
     Settlement Information:  Payments to BSFP:
                              Citibank, N.A., New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                              Sub-account Number: 102-04654-1-3
                              Attention: Derivatives Department

                              Payments to Counterparty:
                              The Bank of New York
                              New York, NY
                              ABA # 021-000-018
                              GLA # 111-565
                              For Further Credit:  TAS A/C 501522
                              Attn: Matthew J. Sabino
                              Phone: 212-815- 6093
                              Fax:  212-815-3986


This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC8770
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17
October 30, 2006
Page 14 of 16

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.


By:_______________________________
   Name:
   Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE OF THE SUPPLEMENTAL INTEREST TRUST FOR CWMBS, INC. CHL MORTGAGE PASS-THROUGH TRUST 2006-17


By:_______________________________
   Name:
   Title:


am

Reference Number: FXNEC8770
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17
October 30, 2006
Page 15 of 16


                          SCHEDULE OF NOTIONAL AMOUNTS

                                                              Notional Amount
                                                              ---------------
From and including            To but excluding                     (USD)
------------------            ----------------                     -----
  Effective Date                  11/25/06                    153,340,000.00
     11/25/06                     12/25/06                    152,958,111.82
     12/25/06                     01/25/07                    152,386,846.20
     01/25/07                     02/25/07                    151,626,063.41
     02/25/07                     03/25/07                    150,676,074.42
     03/25/07                     04/25/07                    149,537,645.51
     04/25/07                     05/25/07                    148,212,001.36
     05/25/07                     06/25/07                    146,700,826.87
     06/25/07                     07/25/07                    145,006,267.42
     07/25/07                     08/25/07                    143,130,927.78
     08/25/07                     09/25/07                    141,077,869.36
     09/25/07                     10/25/07                    138,850,606.12
     10/25/07                     11/25/07                    136,453,098.89
     11/25/07                     12/25/07                    133,889,748.08
     12/25/07                     01/25/08                    131,165,385.14
     01/25/08                     02/25/08                    128,285,262.19
     02/25/08                     03/25/08                    125,255,040.47
     03/25/08                     04/25/08                    122,080,777.07
     04/25/08                     05/25/08                    118,768,910.49
     05/25/08                     06/25/08                    115,326,244.54
     06/25/08                     07/25/08                    111,759,931.14
     07/25/08                     08/25/08                    108,077,451.66
     08/25/08                     09/25/08                    104,286,597.14
     09/25/08                     10/25/08                    100,395,447.17
     10/25/08                     11/25/08                     96,412,347.90
     11/25/08                     12/25/08                     92,345,888.83
     12/25/08                     01/25/09                     88,204,878.70
     01/25/09                     02/25/09                     83,998,320.56
     02/25/09                     03/25/09                     79,735,386.03
     03/25/09                     04/25/09                     75,425,388.87
     04/25/09                     05/25/09                     71,243,797.25
     05/25/09                     06/25/09                     67,187,789.90
     06/25/09                     07/25/09                     63,254,602.92
     07/25/09                     08/25/09                     59,441,528.62
     08/25/09                     09/25/09                     55,745,914.43
     09/25/09                     10/25/09                     52,165,161.79
     10/25/09                     11/25/09                     48,696,725.08

Reference Number: FXNEC8770
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-17
October 30, 2006
Page 16 of 16

     11/25/09                     12/25/09                     45,338,110.53
     12/25/09                     01/25/10                     42,086,875.30
     01/25/10                     02/25/10                     38,940,626.32
     02/25/10                     03/25/10                     35,897,019.47
     03/25/10                     04/25/10                     32,953,758.44
     04/25/10                     05/25/10                     30,108,593.88
     05/25/10                     06/25/10                     27,359,322.49
     06/25/10                     07/25/10                     24,703,785.99
     07/25/10                     08/25/10                     22,139,870.36
     08/25/10                     09/25/10                     19,665,504.84
     09/25/10                     10/25/10                     17,278,661.19
     10/25/10                     11/25/10                     14,977,352.73
     11/25/10                     12/25/10                     12,759,633.57
     12/25/10                     01/25/11                     10,623,597.81
     01/25/11                     02/25/11                     8,567,378.71
     02/25/11                     03/25/11                     6,589,147.97
     03/25/11                     04/25/11                     4,687,114.85
     04/25/11                     05/25/11                     2,859,525.53
     05/25/11                 Termination Date                 1,104,662.36